                    GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.


FINANCIAL SUMMARY
-------------------------------------------------------------------

                                                    1998              1997
                                                    ----              ----
Net assets-December 31 ....................    $1,018,933,097     $ 702,597,000
   Preferred Stock liquidation preference .       150,000,000              --
   Common Stock ...........................       868,933,097       702,597,000
Net investment income .....................        11,554,362         5,149,987
Net realized gain .........................       109,379,689        66,640,521
Net increase in unrealized appreciation ...       119,454,056        99,421,665

Per Common Share-December 31
   Net asset value ........................     $       34.87     $       29.15
   Market price ...........................     $     30.4375     $     26.1875
Discount from net asset value .............            -12.7%            -10.2%

Common Shares outstanding - Dec. 31........        24,916,719        24,104,678
Common stockholders of record - Dec. 31 ...             5,752             6,048
Market price range* (high-low) ............     $32.88-$24.50     $28.19-$20.38
Market volume-shares ......................         4,140,900         5,540,800

*Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share)
----------------------------------------------------------------------------

                                                        Ordinary
     Record Date /Payment Date                           Income     Capital Gain   Total
     -------------------------                           ------     ------------   -----
Common Stock
     Nov. 16, 1998 / Dec. 22, 1998 ..............       $   .4672     $ 3.0428    $   3.51
     Jan. 25, 1999 / Mar. 10, 1999 ..............             --        1.36          1.36
                                                           -------     --------    --------
     Total from 1998 earnings ...................       $   .4672     $ 4.4028    $   4.87
                                                           =======     ========    ========

     Nov. 14, 1997 / Dec. 23, 1997 ..............       $   .20       $ 2.75      $   2.95
     Jan. 26, 1998 / Feb. 10, 1998 ..............           .01          .20           .21
                                                           -------     --------    --------
     Total from 1997 earnings ...................       $   .21       $ 2.95      $   3.16
                                                           =======     ========    ========


Preferred Stock
     Sep.  8, 1998 / Sep. 23, 1998 ..............       $   .0625     $  .4075    $    .47
     Dec.  7, 1998 / Dec. 23, 1998 ..............           .0599        .3901         .45
                                                           -------     --------    --------
     Total for 1998 .............................       $   .1224     $  .7976    $    .92
                                                           =======     ========    ========


                    General American Investors Company, Inc.
                    450 Lexington Avenue, New York, NY 10017
                          (212) 916-8400 (800) 436-8401

1        TO THE STOCKHOLDERS
-------------------------------------------------------------------------------
         General American Investors

General American Investors has had an outstanding year. For the twelve months ended December 31, 1998, net asset value per common share rose by 35.1% (assuming reinvestment of all dividends). The Standard & Poor's 500 Index and the Dow Jones Industrial Average rose by 28.5% and 18.1%, respectively, on a total return basis for the same period. Our results not only surpassed these indices but also exceeded the results of the vast majority of funds.

It is worth noting that the annualized returns for General American over the last 10 years (20.3% per year) and 20 years (18.9% per year) have exceeded those of the S&P 500. Shareholders have benefitted from decisions made over many years as reflected in some of our best performing and largest holdings, such as Home Depot, Pfizer and Wal-Mart, which were purchased years ago at a fraction of current prices.

Total assets are now in excess of $1 billion including the capital raised in our $150 million preferred stock offering last June. By contrast, 3 years ago our assets were under $600 million. General American is wholly independent and self-managed as it has been since its inception in 1927. The Company's operating costs in relation to average net assets of .95% are well below the equity mutual fund industry norm of about 1.5%. Portfolio turnover, at 34.4%, remains modest.

Capital gain distributions for 1998 will total $4.40 per share, including $1.36 per share for the spill-over dividend payable in March 1999. Because of accounting issues unique to our industry, gains realized in November and December are paid in the following calendar year. Total dividends attributable to 1998, including ordinary income, amounted to $4.87 per share or 14% of ending net asset value ("NAV"). This percentage has averaged 11.3% over the past 20 years.

The share repurchase program, a part of an ongoing effort to maximize NAV, continues apace. In 1998, 943,500 common shares were acquired at an average discount to NAV of 11.1%. On October 14, 1998, the Board of Directors authorized a reduction from 10% to 8% in the discount from NAV at which shares could be repurchased.

We are confident that our portfolio companies have the attributes that should result in continuing superior performance on a long-term basis. We remain focused on dominant suppliers of consumer goods with strong financial characteristics.

The economy continues to create jobs, while inflation and interest rates are modest or declining. It has been compared, justifiably, to the baby's porridge in the Goldilocks fable - not too hot and not too cold, but just right. This current cycle has been characterized by strong earnings that boosted equity prices and allowed households and companies to spend freely. Deficits have been financed by capital from abroad attracted by rising asset prices. These inflows, in turn, buoyed the dollar and kept inflation in check, interest rates low and the stock market soaring. In fact, it appears that the stock market gains of recent years, a so-callled wealth effect, may be driving the economy now rather than the reverse.

With the securities markets having achieved unprecedented heights by traditional measures of value, such as price-to-earnings ratio, price-to-book ratio, price-to-sales ratio and dividend yield, the highly favorable cycle may be coming to an end. Should a decelerating economy result in market dislocation, General American retains sufficient cash to benefit from the opportunities that may ensue.


By Order of the Board of Directors,

Spencer Davidson
President and Chief Executive Officer

2        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

                               Corporate Overview

General American Investors, established in 1927, is one of the nation's oldest closed-end investment companies. It is an independent organization, internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the regulatory provisions of the Investment Company Act of 1940.

                                Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential. Normally, a substantially fully-invested position in equities is maintained.

The Company's investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, with the stress on fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. A listing of the directors with their principal affiliations, showing a broad range of experience in business and financial affairs, is on page 16 of this report.

                                Portfolio Manager

Mr. Spencer Davidson has been responsible for the management of General American's portfolio since he was elected President and Chief Executive Officer of the Company in August 1995. Mr. Davidson, who joined the Company in 1994 as senior investment counselor, has spent his entire business career on Wall Street since first joining an investment and banking firm in 1966.


                               "GAM" Common Stock

As a closed-end investment company, General American Investors does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold with commissions determined in the same manner as all listed stocks. Net asset value is computed daily (on an unaudited basis) and is furnished upon request. It is also available on most electronic quotation services using the symbol "XGAMX." The figure for net asset value per share, together with the market price and the percentage discount or premium from net asset value as of the close of each week, is published in The New York Times, The Wall Street Journal and Barron's.

The ratio of market price to net asset value has shown considerable variation over a period of time. While shares of GAM usually sell at a discount from their underlying net asset value, as do the shares of most other domestic equity closed-end investment companies, they, periodically, have sold at a premium over net asset value. The last time the Company's shares sold at a premium was the year-long period from March 1992 through April 1993. During 1998, the stock sold at discounts from net asset value which ranged from 5.3% (November 9) to 14.5% (July 10). At December 31, the price of the stock was at a discount of 12.7% as compared with a discount of 10.2% a year earlier.


                            "GAM Pr" Preferred Stock

On June 19, 1998, the Company issued and sold in an underwritten offering 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock with a liquidation preference of $25 per share ($150,000,000 in the aggregate).

The Preferred Shares are noncallable for 5 years, are rated "aaa" by Moody's Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr).

3        THE COMPANY
-------------------------------------------------------------------------------
         General American Investors

The preferred capital is available to leverage the investment performance of the Common Stockholders. As the case for leverage in general, it may also result in higher market volatility for the Common Stockholders.

                                 Dividend Policy

The Company's dividend policy is to distribute to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ending October 31 of that year. If any additional capital gains are realized or ordinary income is earned during the last two months of the year, a "spill-over" distribution of these amounts will be paid early in the following year to Common Stockholders. Dividends on shares of Preferred Stock are paid quarterly. Distributions from capital gains and ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain dividends in varying amounts have been paid for each of the years 1943-1998 (except for the year 1974). (A table listing dividends paid during the 20-year period 1979 - 1998 is shown at the bottom of page 6.) To the extent that full shares can be issued, dividends are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash. Spill-over dividends of nominal amounts are paid in cash only.

                                   Year 2000

Like other organizations around the world, General American Investors could be adversely affected if the computer systems used by the Company, its service providers or companies in which the Company invests do not properly process and calculate information that relates to dates beginning on January 1, 2000, and beyond. This situation may occur because for many years computer programs have used only two digits to describe years, such as 98 for 1998. Such programs may not work when they encounter the year 00.

While we have been assured by our vendors that the Company's mission critical computer programs are Year 2000 compliant, the investment management and accounting system used by the Company has recently been upgraded. Testing of the upgraded programs is scheduled for the first quarter of 1999. Other computer programs and computer hardware are scheduled to be upgraded, as required, and tested in the first half of 1999. Thus, we expect our systems to be ready for the Year 2000 by mid-1999. The cost of this effort is not expected to be material to the Company's operations and should be viewed as part of the Company's ongoing investment required to keep its systems up-to-date. As a contingency, we plan to utilize battery operated laptop computers to perform essential daily operations. The coningency plan will be tested well before 2000.

We are actively assessing the Year 2000 readiness of our custodian bank, transfer agent and other sevice providers, as well as the companies held in our portfolio, through the review of correspondence and/or published disclosure documents.

Due to the general uncertainty inherent in the Year 2000 problem, the Company is unable to determine at this time whether the consequences of Year 2000 failures will have a material impact on the Company's results of operations or financial condition.

--------------------------------------------------------------------------------


The Letter to the Stockholders and the Statement on Year 2000 contain forward-looking statements which reflect our current beliefs regarding the anticipated effects of information available to us at this time. These forward-looking statements are not guarantees and the Company's results could vary materially from those indicated by such statements.

4        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]
      "Total return on $10,000 investment 20 years ended December 31, 1998"

The investment  return for a common  stockholder of General  American  Investors
(GAM) over the 20 years ended December 31, 1998 is shown in the table below and in the accompanying chart. The return on GAM's total net assets in comparison to the change in the Standard & Poor's 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 1979.

The Stockholder Return is the return a common stockholder of GAM would have achieved assuming reinvestment of all optional dividends at the actual reinvestment price and reinvestment of all cash dividends at the average (mean between high and low) market price on the ex-dividend date.

The Total Net Assets Return is the time-weighted total rate of return on the Company's total net assets applicable to common stock, including dividend and interest income but excluding advisory fee income and operating expenses, and after adjustments for cash flows such as GAM dividends and purchases of GAM shares.

The S&P 500 Return is the time-weighted total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

The results illustrated are a record of past performance and may not be indicative of future results.

                                                  GENERAL AMERICAN INVESTORS
                                       ------------------------------------------------------
                                       STOCKHOLDER RETURN             TOTAL NET ASSETS RETURN      STANDARD & POOR'S 500 RETURN
                                       ------------------             -----------------------      ----------------------------
                                 CUMULATIVE       ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN    CUMULATIVE     ANNUAL RETURN
                                 INVESTMENT                        INVESTMENT                      INVESTMENT
                   1979         $  16,441             64.41%        $ 14,283       42.83%           $ 11,860       18.60%
                   1980            28,269             71.95           20,726       45.11              15,709       32.45
                   1981            32,007             13.22           21,400        3.25              14,928       (4.97)
                   1982            38,181             19.29           25,187       17.70              18,145       21.55
                   1983            44,410             16.31           31,036       23.22              22,236       22.55
                   1984            41,228             (7.16)          28,655       (7.67)             23,633        6.28
                   1985            51,457             24.81           38,928       35.85              31,141       31.77
                   1986            57,206             11.17           43,067       10.63              36,961       18.69
                   1987            47,988            (16.11)          43,428        0.84              38,898        5.24
                   1988            58,191             21.26           50,251       15.71              45,328       16.53
                   1989            86,469             48.60           68,728       36.77              59,661       31.62
                   1990            89,926              4.00           73,230        6.55              57,817       (3.09)
                   1991           166,365             85.00          118,544       61.88              75,394       30.40
                   1992           190,949             14.78          124,519        5.04              81,116        7.59
                   1993           160,559            (15.92)         122,975       (1.24)             89,325       10.12
                   1994           147,931             (7.86)         120,134       (2.31)             90,459        1.27
                   1995           179,326             21.22          147,873       23.09             124,382       37.50
                   1996           214,257             19.48          175,540       18.71             152,877       22.91
                   1997           305,497             42.58          231,397       31.82             203,831       33.33
                   1998           401,136             31.31          318,148       37.49             262,025       28.55


5        INVESTMENT RESULTS
-------------------------------------------------------------------------------
         General American Investors

[Line graph with heading "20-YEAR INVESTMENT RESULTS ASSUMING AN INITIAL INVESTMENT OF $10,000" at top left hand side. The vertical axis is to the right side of the page and is labeled "CUMULATIVE VALUE OF INVESTMENT." The axis range is from $0 to $400,000 in $25,000 increments. The horizontal axis, on the bottom of the page, consists of the years 1979 through 1998 in one year increments. Within the graph are three lines. The first line represents GAM Stockholder Return. The second line represents GAM Total Net Assets, and the third line represents the S&P 500 Stock Index. The data points for the lines are derived from the columns labeled "Cumulative Investment" from the table on the preceding page. Also, embedded in upper left portion of the graph is a table which appears as follows:]

                    COMPARATIVE ANNUALIZED INVESTMENT RESULTS
--------------------------------------------------------------------------------------
  YEARS ENDED                          STOCKHOLDER        GAM TOTAL          S&P 500
DECEMBER 31, 1998                        RETURN           NET ASSETS       STOCK INDEX
-----------------                        ------           ----------       -----------
 1 year .....................              31.3%            37.5%            28.6%
 5 years ....................              20.1             20.9             24.0
10 years ....................              21.3             20.3             19.2
15 years ....................              15.8             16.8             17.9
20 years ....................              20.3             18.9             17.7

6        MAJOR STOCK CHANGES*: THREE MONTHS ENDED DECEMBER 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------
         General American Investors

                                                                                    SHARES OR
                                                        SHARES                 PRINCIPAL AMOUNT HELD
INCREASES                                         OR PRINCIPAL AMOUNT            DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------
        NEW POSITIONS
        AMR Corporation                                   300,000                   300,000
        Berkshrire Hathaway Inc. Class A                      315                       315(a)
        DuPont Photomasks, Inc.                             --                      100,000(b)
        Kennametal Inc.                                   175,000                   175,000
        Veeco Instruments Inc.                            100,000                   100,000

        ADDITIONS
        AmerUs Life Holdings, Inc. Class A                137,500                   387,500
        Annaly Mortgage Management, Inc.                   50,000                   550,000
        Chrysler Corporation                               50,000                     --   (c)
        Everest Reinsurance Holdings, Inc.                 45,000                   320,000
        FDX Corporation                                    40,000                   100,000(d)
        GelTex Pharmaceuticals, Inc.                       55,000                   205,000
        Huntington Bancshares Incorporated                 40,000                   175,000(d)
        IDEC Pharmaceuticals Corporation                    5,000                   425,000
        NAC Re Corporation                                 10,000                   166,000
        NTL Incorporated                                    --                      337,000(e)
        ReliaStar Financial Corp.                           7,500                   127,500(d)
        Waste Management, Inc.                             47,000                   460,000

DECREASES
--------------------------------------------------------------------------------------------------------
        ELIMINATIONS
        Axiom Inc.                                        152,500                    --
        Comcast UK Cable Partners Limited Class A         304,500                    -- (e)
        General Re Corporation                             90,000                    -- (a)
        Hewlett-Packard Company                            40,000                    --
        Life Re Corporation                               210,000                    -- (f)
        Merck & Co., Inc.                                  80,000                    --
        Platinum Software Corporation                      75,000                    --
        TIG Holdings, Inc.                                150,000                    --

        REDUCTIONS
        American International Group, Inc.                  7,500                   135,000
        AB Astra Class A                                   80,000                   482,500
        AB Astra Class B                                   80,000                   720,000
        Consolidated Stores Corporation                   125,000                   275,000(b)
        Cox Communications, Inc. Class A                   10,000                   260,000
        Crestar Financial Corp.                            40,000                   250,000
        DaimlerChrysler A.G.                               59,575                   221,000(c)
        The Home Depot, Inc.                               20,000                 1,780,000
        Huntingdon Life Sciences Group plc-ADR             45,000                   624,500
        Lam Reasearch Corporation                         125,000                   476,000
        M&T Bank Corporation                                3,000                    45,000
        MedImmune, Inc., 7% Convertible Corporate Note
          due 7/1/2003                                   $200,000                $2,300,000
        Medtronic, Inc.                                    20,000                   180,000
        PepsiCo, Inc.                                      25,000                   200,000
        Pfizer Inc.                                        10,000                   330,000
        Philip Morris Companies Inc.                       50,000                   300,000
        Repsol, S.A. - ADR                                 25,000                   250,000
        Wal-Mart Stores, Inc.                             190,000                   400,000
        Wolters Kluwer NV - ADR                            10,000                    35,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) 315 shares of Berkshire Hathaway Inc. Class A were received in exchange for 90,000 shares of General Re Corporation in conjunction with a merger.
(b) Purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(c) 280,575 shares of DaimlerChrysler A.G. were received in exchange for 450,000 shares of Chrysler Corporation in conjunction with a merger.
(d) Includes shares purchased in prior period and previously carried under Stocks - Miscellaneous - Other.
(e) 114,035 shares of NTL Incorporated were received in exchange for 304,500 shares of Comcast UK Cable Partners Limited Class A in conjunction with a merger.
(f) 210,000 shares of Life Re Corporation were tendered in conjunction with an acquisition.

                                    [CAPTION]

"The following table shows aggregate dividends paid per share on the Company's Common Stock for each year during the 20-year period 1979-1998. Amounts shown include payments made after year-end attributable to income and gain in each respective year."

DIVIDENDS PER COMMON SHARE (1979-1998)
-------------------------------------------------------------------------------

                         DIVIDEND FROM
                                       LONG-TERM
YEAR             INCOME #             CAPITAL GAINS
----             -------              -------------
1979              $.38                $1.74
1980               .50                 2.99
1981               .63                 3.63
1982               .36                 1.15
1983               .67                 2.38
1984               .28                 1.35
1985               .47                 1.07
1986               .36                 2.15
1987               .35                 1.54
1988               .29                 1.69
1989               .23                 1.56
1990               .21                 1.65
1991               .09                 3.07
1992               .03                 2.93
1993               .06                 2.34
1994               .06                 1.59
1995               .13                 2.77
1996               .25                 2.71
1997               .21                 2.95
1998               .47                 4.40

#Includes short-term capital gains per share which amounted to $.04 in 1980, $.08 in 1981, $.28 in 1983, $.12 in 1985, $.02 in 1989, $.03 in 1995 and $.05
in 1996.

7        TEN LARGEST INVESTMENT HOLDINGS
-------------------------------------------------------------------------------
         General American Investors

                                    [CAPTION]

"The statement of investments as of December 31, 1998, shown on pages 8 and 9 includes 52 stock issues. Listed here are the ten largest stock holdings on that date."

                                                                                                                          % TOTAL
                                                                                               SHARES        VALUE       NET ASSETS
THE HOME DEPOT, INC.                                                                         1,780,000      $108,913,750    10.7%
The dominant company in home center retailing, Home Depot's innovative merchandising, strong balance sheet and excellent management has enabled the
Company to continue to gain share in a fragmented industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
PFIZER INC.                                                                                    330,000        41,250,000     4.0
Well established as a leader in the pharmaceutical industry, Pfizer continues to reap the benefits of its commitment to research and development and its ability to effectively market products.  The recent launch of several new products serving large markets and development of a pipeline rich with many promising drug candidates position Pfizer for strong long-term growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WAL-MART STORES, INC.                                                                          400,000        32,575,000     3.2
A policy of serving the mass market with everyday low prices, supported by the lowest cost structure has made Wal-Mart the nation's largest retailer with ongoing growth opportunities in the U.S. and overseas.
---------------------------------------------------------------------------------------   ------------      ------------     ----
FORD MOTOR COMPANY                                                                             500,000        29,343,750     2.9
A global manufacturer of automobiles, trucks and related parts.  The company provides financial services through its Ford Motor Credit subsidiary and owns 81% of Hertz, the top car rental firm in the U.S.
---------------------------------------------------------------------------------------   ------------      ------------     ----
AB ASTRA                                                                                     1,202,500        24,499,825     2.4
The proposed merger of Astra and Zeneca will create a global leader in pharmaceuticals with broad coverage of several therapeutic areas.  A strong combined base of sales, numerous agents at later stages of development and enhanced operating efficiencies provides Astra/Zeneca with an opportunity to become a dominant entity in the pharmaceutical industry.
---------------------------------------------------------------------------------------   ------------      ------------     ----
M&T BANK CORPORATION                                                                            45,000        23,352,188     2.3
A bank holding company with $20 billion in assets headquartered in Buffalo, NY.
It has strong, opportunistic management with a high level of ownership and a history of enhancing shareholder value.  High asset quality, excellent expense control, share repurchases and adroit acquisitions help generate above-average earnings growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
CISCO SYSTEMS, INC.                                                                            240,000        22,275,000     2.2
The worldwide leader in networking for the internet whose hardware and software solutions are used to link computers and related networks which facilitate access to information.  With beneficial solutions for their customers and strong management, Cisco is positioned for continued above-average growth.
---------------------------------------------------------------------------------------   ------------      ------------     ----
BERKSHIRE HATHAWAY INC.                                                                            315        22,050,000     2.2
A holding company with substantial ownership interests in numerous high quality businesses, including its world class insurance group which generates $11 billion of annual premiums and has a AAA balance sheet.  These interests, combined with superior investment management, produce above-average long-term returns.
---------------------------------------------------------------------------------------   ------------      ------------     ----
WASTE MANAGEMENT, INC.                                                                         460,000        21,447,500     2.1
A rapidly growing integrated, non-hazardous, solid waste management company serving municipal, industrial and residential customers nationwide.
---------------------------------------------------------------------------------------   ------------      ------------     ----
DAIMLERCHRYSLER A.G.                                                                           221,000        21,229,813     2.1
Created by the 1998 merger of Daimler-Benz and Chrysler, the company manufactures and markets automobiles, trucks and other vehicles worldwide and provides electronics, telecommunications and financial services.
---------------------------------------------------------------------------------------   ------------      ------------    -----
                                                                                                            $346,936,826    34.1%
                                                                                                            ============    =====

8        STATEMENT OF INVESTMENTS: DECEMBER 31, 1998
-------------------------------------------------------------------------------
         General American Investors

COMMON                                                  SHARES OR         VALUE
STOCKS                                               PRINCIPAL AMOUNT   (NOTE 1a)
COMMUNICATIONS AND INFORMATION SERVICES (5.0%)
Cox Communications, Inc. Class A + .................     260,000     $17,972,500
NTL Incorporated + .................................     337,000      19,019,437
Reuters Holdings plc-ADR ...........................      94,000       5,957,250
Wolters Kluwer NV-ADR ..............................      35,000       7,482,300
                                                                      ----------
                        (COST $15,454,179)                            50,431,487
                                                                      ----------
COMPUTER SOFTWARE AND SYSTEMS (3.6%)
Cisco Systems, Inc.+ ...............................     240,000      22,275,000
MetaCreations Corporation + ........................     300,000       1,612,500
Seagate Technology, Inc. + .........................     430,000      13,007,500
                                                                      ----------
                        (COST $13,689,573)                            36,895,000
                                                                      ----------


CONSUMER PRODUCTS AND SERVICES (9.1%)
Buffets, Inc.+ ....................................      773,500       9,233,656
DaimlerChrysler A.G. ..............................      221,000      21,229,813
FDX Corporation + .................................      100,000       8,918,750
Ford Motor Company ................................      500,000      29,343,750
PepsiCo, Inc. .....................................      200,000       8,175,000
Philip Morris Companies Inc. ......................      300,000      16,050,000
                                                                      ----------
                        (COST $49,193,225)                            92,950,969
                                                                      ----------
ELECTRONICS (1.0%)
Molex Incorporated Class A ........................      315,000      10,040,625
                                                                      ----------
                        (COST  $8,469,377)

ENVIRONMENT CONTROL
  (INCLUDING SERVICES) (2.1%)
Waste Management, Inc. ............................      460,000      21,447,500
                                                                      ----------
                        (COST  $7,875,160)


FINANCE AND INSURANCE (18.2%)
American International Group, Inc. ................      135,000      13,044,375
AmerUs Life Holdings, Inc. Class A ................      387,500       8,670,312
Annaly Mortgage Management, Inc.  .................      550,000       4,537,500
Annuity and Life Re (Holdings), Ltd. ..............      475,000      12,825,000
Berkhire Hathaway Inc. Class A + ..................          315      22,050,000
CCB Financial Corp. ...............................      217,000      12,369,000
Crestar Financial Corp. ...........................      250,000      18,000,000
Everest Reinsurance Holdings, Inc. ................      320,000      12,460,000
First Midwest Bancorp, Inc. .......................      252,500       9,610,781
Golden West Financial Corporation .................      160,000      14,670,000
Huntington Bancshares Incorporated ................      175,000       5,260,937
M&T Bank Corporation ..............................       45,000      23,352,188
NAC Re Corporation ................................      166,000       7,791,625
ReliaStar Financial Corp. .........................      127,500       5,880,938
Transatlantic Holdings, Inc. ......................      200,000      15,112,500
                                                                     -----------
                        (COST $85,353,192)                           185,635,156
                                                                     -----------

HEALTH CARE  (10.6%)
     PHARMACEUTICALS (9.0%)
AB Astra Class A ..................................      482,500       9,847,825
AB Astra Class B ..................................      720,000      14,652,000
GelTex Pharmaceuticals, Inc.+ .....................      205,000       4,638,125
IDEC Pharmaceuticals Corporation + ................      425,000      19,975,000
Magainin Pharmaceuticals Inc.+ ....................      300,000         956,250
Pfizer Inc. .......................................      330,000      41,250,000
                                                                      ----------
                        (COST $27,508,098)                            91,319,200
                                                                      ----------

     MEDICAL INSTRUMENTS AND DEVICES (1.3%)
Medtronic, Inc. ..................................       180,000      13,370,625
                                                                     -----------
                        (COST $1,167,144)

     HEALTH CARE SERVICES (0.3%)
BioReliance Corporation + ........................       317,000       2,536,000
Huntingdon Life Sciences Group plc-ADR + .........       624,500         780,625
                                                                     -----------
                       (COST  $8,335,304)                              3,316,625
                                                                     -----------
                       (COST $37,010,546)                            108,006,450
                                                                     -----------



9        STATEMENT OF INVESTMENTS: DECEMBER 31, 1998
--------------------------------------------------------------------------------
         General American Investors

COMMON                                               SHARES OR          VALUE
STOCKS (continued)                                 PRINCIPAL AMOUNT    (NOTE 1a)
MACHINERY & EQUIPMENT (0.9%)
Deere & Company ..................................       150,000  $    4,931,250
Kennametal Inc. ..................................       175,000       3,718,750
                                                                      ----------
                        (COST  $7,802,776)                             8,650,000
                                                                      ----------
MISCELLANEOUS (1.5%)
Other ............................................                    15,491,250
                                                                      ----------
                        (COST $12,240,395)

OIL & NATURAL GAS (INCLUDING SERVICES) (1.3%)
Repsol, S.A.-ADR .................................       250,000      13,656,250
                                                                      ----------
                         (COST $ 8,914,519)

RETAIL TRADE (14.4%)
Consolidated Stores Corporation + ................       275,000       5,551,563
The Home Depot, Inc. .............................     1,780,000     108,913,750
Wal-Mart Stores, Inc. ............................       400,000      32,575,000
                                                                     -----------
                        (COST $10,488,900)                           147,040,313
                                                                     -----------

SEMICONDUCTORS (1.8%)
DuPont Photomasks, Inc.+ .........................       100,000       4,243,750
Lam Research Corporation + .......................       476,000       8,478,750
Veeco Instruments Inc.+ ..........................       100,000       5,312,500
                                                                      ----------
                        (COST $15,902,940)                            18,035,000
                                                                      ----------
SPECIAL HOLDINGS  #+ (NOTE 6) (0.0%)
Sequoia Capital IV ................................       ++              79,200
Welsh, Carson, Anderson & Stowe III ...............       ++                 750
                                                                       ---------
                        (COST $ 1,255,531)                                79,950*
                                                                       ---------

TRANSPORTAION (1.8%)
AMR Corporation + .................................      300,000      17,812,500
                                                                      ----------
                        (COST $16,040,475)


TOTAL COMMON STOCKS (71.3%)  (COST $289,690,788)                     726,172,450
                                                                    ------------

CONVERTIBLE CORPORATE NOTE (1.1%)
--------------------------------------------------------------------------------
MedImmune, Inc., 7% due 7/1/2003** ................   $2,300,000      11,643,750

                        (COST $2,265,500)

SHORT-TERM SECURITIES AND OTHER ASSETS
--------------------------------------------------------------------------------
Ford Motor Credit Company notes
   due 1/5-1/28/99; 5.18%-5.50%                       $73,700,000     72,911,952
General Electric Capital Corp. notes
   due 1/11-1/21/99; 5.09%-5.31%                       71,000,000     70,253,146
General Motors Acceptance Corp. notes
   due 1/4-1/13/99; 5.17%-5.32%                        65,800,000     65,047,450
Sears Roebuck Acceptance Corp. notes
 due 1/19-1/25/99; 5.05%-5.40%                         72,700,000     71,885,498
                                                                   -------------
                       (COST $280,098,046)                           280,098,046

Cash, receivables, prepaid expenses and
        other assets, less liabilities                                 1,018,851
                                                                   -------------

TOTAL SHORT-TERM SECURITIES AND OTHER ASSETS, NET (27.6%)
                        (COST $281,116,897)                          281,116,897
                                                                  --------------
NET ASSETS              (COST $573,073,185)                       $1,018,933,097
                                                                  ==============

+Non-income producing security.                                  * Fair value of each holding in the opinion of the Directors.
++ A limited partnership interest.                               **Security exempt from registration under Rule 144A of the
# Restricted security.                                             Securities Act of 1933.  This Security may be resold in
                                                                   transactions exempt from registration, normally to qualified institutional buyers.
(see notes to financial statements)

10       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
         General American Investors

                                                                  December 31,
                                                         ----------------------------
ASSETS                                                        1998           1997
-------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE ( NOTE 1a )
  Common Stocks
   (cost $289,690,788 and $271,430,749, respectively)   $  726,172,450   $592,696,605
  Convertible corporate note
   (cost $2,265,500 and $3,940,000, respectively)           11,643,750      9,080,000
  Corporate discount notes
   (cost $280,098,046 and $97,665,722, respectively)       280,098,046     97,665,722
                                                         -------------   ------------
                                                         1,017,914,246    699,442,327


CASH, RECEIVABLES AND OTHER ASSETS
  Cash ..............................................           63,648        105,948
  Receivable for securities sold ....................          380,256      2,279,763
  Dividends, interest and other receivables .........        3,422,621      1,390,699
  Prepaid Expenses ..................................        4,002,793      3,505,933
  Other .............................................          597,461        729,507
                                                         -------------    -----------

TOTAL ASSETS ........................................    1,026,381,025    707,454,177
                                                         -------------    -----------

LIABILITIES
-------------------------------------------------------------------------------------
   Payable for securities purchased .................        1,041,228         91,755
   Preferred dividend accrued but not yet declared ..          240,000             --
   Accrued expenses and other liabilities ...........        6,166,700      4,765,422
                                                          ------------   ------------

TOTAL LIABILITIES ...................................        7,447,928      4,857,177
                                                          ------------   ------------

NET ASSETS ..........................................   $1,018,933,097   $702,597,000
                                                        ==============   ============
NET ASSETS APPLICABLE TO PREFERRED STOCK AT
  A LIQUIDATION VALUE OF $25 PER SHARE ..............     $150,000,000             --
                                                          ============   ============

NET ASSETS APPLICABLE TO COMMON STOCK ...............     $868,933,097   $702,597,000
                                                          ============   ============

NET ASSET VALUE PER COMMON SHARE ....................           $34.87         $29.15
                                                          ============   ============

NET ASSETS
--------------------------------------------------------------------------------
   7.20% Tax-Advantaged Cumulative Preferred Stock,
      $1 par value (note 2)
      Authorized 10,000,000 shares; outstanding
      6,000,000 shares ..............................     $  6,000,000            --
   Common Stock, $1 par value (note 2)
      Authorized 30,000,000 shares; outstanding
      24,916,719 and 24,104,678 shares, respectively
      (exclusive of 36,000 and 43,300 shares,
      respectively, held in Treasury) ...............       24,916,719   $ 24,104,678
   Additional paid-in Capital (note 2) ..............      509,613,489    347,975,543
   Undistributed realized gain on
      securities sold (note 2) ......................       33,430,631      4,464,264
   Distributions in excess of net income (note 2) ...         (647,654)      (353,341)
   Unallocated distributions on Preferred Stock .....         (240,000)            --
   Unrealized appreciation on investments (including
      aggregate gross unrealized appreciation of
      $460,462,209 and $346,906,567, respectively) ..      445,859,912    326,405,856
                                                          ------------   ------------

TOTAL NET ASSETS ....................................   $1,018,933,097   $702,597,000
                                                        ==============   ============

(see notes to financial statements)

11       STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
         General American Investors

                                                       YEAR ENDED DECEMBER 31,
INCOME                                                --------------------------
                                                       1998            1997
--------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes
     of $185,768 and $180,993, respectively) .....   $   7,552,080  $  6,348,110
   Interest ......................................      11,223,985     5,021,256
   Investment advisory fees (note 1c)                       58,426        93,123
                                                       -----------    ----------
TOTAL INCOME .....................................      18,834,491    11,462,489
                                                       -----------    ----------

EXPENSES
--------------------------------------------------------------------------------
   Investment research ...........................       3,738,547     3,031,066
   Administration and operations .................       2,146,732     1,943,409
   Office space and general ......................         621,478       617,391
   Transfer agent, custodian and registrar
     fees and expenses ...........................         218,043       194,445
   Directors' fees and expenses ..................         200,180       203,415
   Stockholders' meeting and reports .............         163,051       124,376
   Auditing and legal fees .......................         108,000       114,000
   Miscellaneous taxes (note 1b) .................          84,098        84,400
                                                         ---------     ---------
TOTAL EXPENSES ...................................       7,280,129     6,312,502
                                                         ---------     ---------
NET INVESTMENT INCOME ............................      11,554,362     5,149,987
                                                        ----------     ---------

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1d AND 4)
-----------------------------------------------------------------------------------
  Net realized gain on sales of securities
    (long-term) ..................................     109,379,689    66,640,521
  Net increase in unrealized appreciation ........     119,454,056    99,421,665
                                                      ------------   ------------

 NET GAIN ON INVESTMENTS .........................     228,833,745   166,062,186
                                                      ------------   ------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................    $240,388,107  $171,212,173
                                                     =============  ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------
OPERATIONS                                             1998               1997
--------------------------------------------------------------------------------
   Net investment income .....................   $  11,554,362    $    5,149,987
   Net realized gain on sales of securities ..     109,379,689        66,640,521
   Net increase in unrealized appreciation ...     119,454,056        99,421,665
                                                 -------------     -------------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .................     240,388,107       171,212,173
                                                 -------------     -------------

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................        (734,400)              --
   From long-term capital gain ...............      (4,785,600)              --
   Unallocated distributions on
     Preferred Stock .........................        (240,000)              --
                                                 -------------     -------------
DECREASE IN NET ASSETS FROM PREFERRED
   DISTRIBUTIONS .............................      (5,760,000)              --
                                                 -------------     -------------

DISTRIBUTIONS TO COMMON STOCKHOLDERS
--------------------------------------------------------------------------------
   From net income ...........................     (11,114,275)       (5,925,735)
   From long-term capital gain ...............     (75,627,722)      (72,383,436)
                                                 -------------     -------------
DECREASE IN NET ASSETS FROM COMMON
   DISTRIBUTIONS .............................     (86,741,997)      (78,309,171)
                                                 -------------     -------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

   Value of Common Shares issued in payment
     of dividends (note 2) ...................      51,184,992        49,404,107
   Cost of Common Shares purchased (note 2) ..     (27,310,005)      (37,306,802)
   Net proceeds from the issuance of Preferred
     Stock (note 2) ..........................     144,575,000               --
                                                 -------------     -------------
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS      168,449,987        12,097,305
                                                 -------------     -------------
NET INCREASE IN NET ASSETS ...................     316,336,097       105,000,307

NET ASSETS
--------------------------------------------------------------------------------

BEGINNING OF YEAR ............................     702,597,000       597,596,693
                                                 -------------     -------------

END OF YEAR (including distributions in
   excess of net income of $647,654 and
   $353,341, respectively) ...................  $1,018,933,097     $ 702,597,000
                                                ==============     =============

( see notes to financial statements )

12     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors. The Company is also registered under the Investment Advisers Act of 1940 as an investment adviser but the Company's notice of withdrawal as a registered investment adviser is expected to become effective on January 19, 1999. The Company ceased providing investment advisory services to outside accounts on July 31, 1998.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price on the last business day of the period. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings are valued at fair value in the opinion of the Directors. In determining fair value, in the case of restricted shares, consideration is given to cost, operating and other financial data and, where applicable, subsequent private offerings or market price of the issuer's unrestricted shares (to which a 30 percent discount is applied); for limited partnership interests, fair value is based upon an evaluation of the partnership's net assets.

b. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

c. INVESTMENT ADVISORY FEES Income from fees (charged at the annual rate of 1/2% of assets under management, computed quarterly) was recorded as the related advisory services were performed by the Company.

d.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions   are  recorded  as  of  the  trade  date.   Dividend   income  and
distributions to stockholders are recorded as of the ex-dividend dates.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

On June 19, 1998, the Company issued and sold 6,000,000 shares of its 7.20% Tax-Advantaged Cumulative Preferred Stock. The stock has a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.


Transactions in Common Stock during 1998 and 1997 were as follows:

                                                                     SHARES                        AMOUNT
                                                             ------------------------    ------------------------------
                                                              1998          1997            1998           1997
                                                             ------------------------    ------------------------------
                Shares issued in payment of dividends
                   (includes 950,800 and 1,981,626
                    shares issued from
                    Treasury, respectively) .........        1,755,541        2,015,188   $  1,755,541    $ 2,015,188
                Increase in paid-in capital .........                                       49,429,451     47,388,919
                                                                                          ------------    -----------
                   Total increase ...................                                       51,184,992     49,404,107
                                                                                          ------------    -----------

                Shares purchased (at an average
                   discount from net asset value of
                   11.1% and 15.1%, respectively)....          943,500        1,589,200       (943,500)    (1,589,200)
                Decrease in paid-in capital .........                                      (26,366,505)   (35,717,602)
                                                                                          ------------    -----------
                   Total decrease ...................                                      (27,310,005)   (37,306,802)
                                                                                          ------------    -----------
                Net increase ........................                                      $23,874,987    $12,097,305
                                                                                          ============    ===========

13     NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
       General American Investors


2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS
     (Continued from bottom of previous page)

The cost of the 36,000 shares of Common Stock held in Treasury at December 31, 1998 amounted to $1,091,713.

On January 13, 1999, the Board of Directors declared on the Common Stock a dividend of $33,670,906 from capital gains. This dividend is payable in Common Stock, or in cash upon request, on March 10, 1999.

Dividends in excess of net income for financial statement purposes result primarily from transactions where tax treatment differs from book treatment.


3. OFFICERS' COMPENSATION AND RETIREMENT AND THRIFT PLANS

The aggregate compensation paid by the Company during 1998 and 1997 to its officers amounted to $3,070,000 and $2,437,000, respectively.

The Company has non-contributory retirement plans and a contributory thrift plan which cover substantially all employees. The costs to the Company and the assets and liabilities of the plans are not material. Costs of the plans are funded currently.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities) during 1998 were $225,712,753 and $318,506,904, respectively. At December 31, 1998, the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes.

5. GENERAL INFORMATION

Brokerage commissions during 1998 were $459,033, including $84,154 paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co.

6. RESTRICTED SECURITIES

                                                                              DATE                     VALUE
                                                                            ACQUIRED      COST       (NOTE 1a)
                                                                            --------   -----------  -----------
                      Sequoia Capital IV* ...............................   1/31/84    $1,003,144   $   79,200
                      Welsh, Carson, Anderson & Stowe III* ..............   3/10/83       252,387          750
                                                                                       ----------   ----------
                      Total .............................................              $1,255,531   $   79,950
                                                                                       ==========   ==========

* The amounts shown are net of distributions from these limited partnership interests which, in the aggregate, amounted to $4,689,667 and $3,626,167, respectively. The initial investment in each limited partnership was $2,000,000.

The Company also owns 5,262 shares of non-voting common stock of Multisystems, Inc. which have no cost and are carried at no value.

7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $320,000 for 1998. Minimum rental commitments under the operating lease are approximately $403,000 per annum in 1999 through 2002 and $504,000 per annum in 2003 through 2007.

In March 1996, the Company entered into a sublease agreement which expires in 2003 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $203,000 per annum in 1999 through 2002 and $64,000 in 2003. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

Unaudited
--------------------------------------------------------------------------------
In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 12, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

14  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    General American Investors

                                    [CAPTION]

"The following table shows per share operating performance data, total investment return, ratios and supplemental data for each year in the five-year period ended December 31, 1998. This information has been derived from information contained in the financial statements and market price data for the Company's shares."

                                                                         1998          1997         1996        1995         1994
                                                                       ---------    ---------   ---------    ---------    ---------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year .................................  $    29.15    $   25.24   $   23.94    $   22.31    $   24.75
                                                                       ---------    ---------   ---------    ---------    ---------
   Net investment income ...........................................         .47          .21         .22          .08          .05
   Net gain (loss) on securities - realized and unrealized .........        9.44         7.15        3.86         4.54         (.94)
                                                                       ---------    ---------   ---------    ---------    ---------
Total from investment operations ...................................        9.91         7.36        4.08         4.62         (.89)
                                                                       ---------    ---------   ---------    ---------    ---------

Less Distributions on:
 Common Stock:
   Dividends from investment income ................................        (.48)        (.26)*      (.20)       (.11)**      (.05)
   Distributions from capital gains ................................       (3.24)       (3.19)      (2.58)      (2.87)       (1.49)
   In excess of net income .........................................         --           --          --         (.01)        (.01)
                                                                       ---------    ---------   ---------    ---------    ---------
                                                                           (3.72)       (3.45)      (2.78)      (2.99)       (1.55)
 Preferred Stock:
   Dividends from investment income ................................        (.03)         --          --           --           --
   Distributions from capital gains ................................        (.20)         --          --           --           --
   Unallocated .....................................................        (.01)         --          --           --           --
                                                                       ---------    ---------   ---------    ---------    ---------
                                                                            (.24)         --          --           --           --

Total distributions ................................................       (3.96)       (3.45)      (2.78)      (2.99)       (1.55)
                                                                       ---------    ---------   ---------    ---------    ---------
Capital Stock Transaction -
   effect of Preferred Stock offering ..............................        (.23)         --          --           --           --
                                                                       ---------    ---------   ---------    ---------    ---------

Net asset value, end of year .......................................  $    34.87    $   29.15   $   25.24   $    23.94   $    22.31
                                                                      ==========    =========   =========    =========    =========
Per share market value, end of year ................................  $    30.44    $   26.19   $   21.00   $    20.00   $    19.00
                                                                      ==========    =========   =========    =========    =========

TOTAL INVESTMENT RETURN - Stockholder Return, based on
market price per share                                                     31.31%       42.58%      19.48%       21.22%       -7.86%

RATIOS AND SUPPLEMENTAL DATA
Total net assets, end of year
   (000's omitted) .................................................  $1,018,933    $ 702,597   $ 597,597   $  573,693   $  519,722
Net assets attributable to Common Stock,
   end of year (000's omitted) .....................................  $  868,933    $ 702,597   $ 597,597   $  573,693   $  519,722

Ratio of expenses to average net assets
   applicable to Common Stock ......................................        0.95%        0.98%       1.05%        1.25%        1.17%
Ratio of net income to average net assets
   applicable to Common Stock ......................................        1.50%        0.80%       0.88%        0.36%        0.21%
Portfolio turnover rate ............................................       34.42%       32.45%      33.40%       29.14%       17.69%

PREFERRED STOCK
Liquidation value, end of year
   (000's omitted) .................................................  $  150,000          --          --           --           --
Asset coverage .....................................................         679%         --          --           --           --
Liquidation preference per share ...................................      $25.00          --          --           --           --
Market value per share .............................................      $25.88          --          --           --           --

*      Includes short-term capital gain in the amount of $.05 per share.

**     Includes short-term capital gain in the amount of $.03 per share.

15       REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
         General American Investors

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General American Investors Company, Inc. as of December 31, 1998, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General American Investors Company, Inc. at December 31, 1998, the results of its operations and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


                                                              New York, New York
                                                                January 15, 1999

OFFICERS
--------------------------------------------------------------------------------
SPENCER DAVIDSON
President and Chief
Executive Officer

ANDREW V. VINDIGNI
Vice-President

EUGENE L. DeSTAEBLER, JR.
Vice-President, Administration

PETER P. DONNELLY
Vice-President and Trader

DIANE G. RADOSTI
Treasurer

CAROLE ANNE CLEMENTI
Secretary

SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
Bankers Trust Company

TRANSFER AGENT AND REGISTRAR
ChaseMellon Shareholder Services, L.L.C.
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ  07660
1-800-413-5499
www.chasemellon.com

16       DIRECTORS
--------------------------------------------------------------------------------
         General American Investors

LAWRENCE B. BUTTENWIESER, CHAIRMAN
Rosenman & Colin LLP, Partner


ARTHUR G. ALTSCHUL, JR.
Diaz & Altschul Group, LLC, Co-Chairman
Delta Opportunity Fund, Ltd., Director
Medicis Pharmaceutical Corporation, Director
New York Council for the Humanities, Director

LEWIS B. CULLMAN
Cullman Ventures, Inc., President
Chess-in-the-Schools, Chairman, Board of Trustees
Metropolitan Museum of Art, Trustee
Museum of Modern Art, Vice Chairman, International
    Council and Honorary Trustee
The New York Botanical Garden, Member,
    Board of Managers

SPENCER DAVIDSON
General American Investors Company, Inc.,
    President and Chief Executive Officer
Medicis Pharmaceutical Corporation, Director
Neurosciences Research Foundation, Trustee

GERALD M. EDELMAN
Neurosciences Institute of the Neurosciences
    Research Foundation, Director and President
The Scripps Research Institute,
    Chairman, Department of Neurobiology
Becton, Dickinson and Company, Director

ANTHONY M. FRANK
Belvedere Capital Partners, Chairman
Financial Security Assurance Holdings Ltd., Director
The Charles Schwab Corporation, Director
Temple-Inland Inc., Director

JOHN D. GORDAN,III
Morgan, Lewis & Bockius LLP, Partner

BILL GREEN
ClientSoft, Inc., Director
Commercial Capital Corp., Director
Energy Answers Corporation, Director
New York City Campaign Finance Board, Member
New York City Housing
    Development Corporation, Member and Vice Chair

SIDNEY R. KNAFEL
SRK Management Company, Managing Partner
BioReliance Corporation, Chairman
Cellular Communications International, Inc., Director
CoreComm Incorporated, Director
NTL Incorporated, Director

RICHARD R. PIVIROTTO
CBS Inc., Director
General Theological Seminary, Trustee
The Gillette Company, Director
The Greenwich Bank and Trust Company, Director
Greenwich Hospital Corporation, Trustee
Immunomedics, Inc., Director
Infinity Broadcasting Corporation, Director
New York Life Insurance Company, Director
Princeton University, Charter Trustee Emeritus
Yale New Haven Health Systems, Trustee

JOSEPH T. STEWART, JR.
Johnson & Johnson, Executive Consultant
Foundation of the University of Medicine
    and Dentistry of New Jersey, Trustee
Liposome Co., Inc., Director
Marine Biological Laboratory, Member, Advisory Council

RAYMOND S. TROUBH
Becton, Dickinson and Company, Director
Diamond Offshore Drilling, Inc., Director
Foundation Health Systems, Inc., Director
Olsten Corporation, Director
Starwood Hotels & Resorts, Trustee
--------------------------------------------------------

ARTHUR G. ALTSCHUL, CHAIRMAN EMERITUS
WILLIAM O. BAKER, DIRECTOR EMERITUS
WILLIAM T. GOLDEN, DIRECTOR EMERITUS

General American Investors Company, Inc.
450 Lexington Avenue, New York, NY  10017
(212) 916-8400      (800) 436-8401